NUMBER                                                                  SHARES
C   0        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                               DECOR GROUP, INC.

                                                                 See Reverse for
                                                             Certain Definitions
1,000,000 SHARES PAR VALUE              5,000,000 SHARES PAR VALUE
$.0001 EACH SERIES C                    $.0001 EACH SERIES A
CONVERTIBLE PREFERRED STOCK             CONVERTIBLE PREFERRED STOCK

                20,000,000 SHARES PAR VALUE $.0001 EACH
               SERIES B NON-CONVERTIBLE PREFERRED STOCK

                               SPECIMEN
This is to Certify that                         is the owner of
                         ---------------------

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FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK OF
                               DECOR GROUP, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

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

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common        UNIF GIFT MIN ACT - ...... Custodian
                                                            (Cust)
  TEN ENT - as tenants by the                               .......
            entireties                                      (Minor)
                                        under Uniform Gifts to Minors
  JT TEN  - as joint tenants with       Act .........................
            right of survivorship and               (State)
            not as tenants in common

    Additional abbreviations may also be used though not in the above list


    For value received      hereby sell, assign and transfer unto
                      ------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

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                                                                       Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                     Attorney
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to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated                      19
              ---------------------   ----
                In presence of

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.